EXHIBIT 99.1
                                 ------------

                   Computational Materials prepared by CSC.

                              ABS New Transaction



                            Computational Materials
                            -----------------------



                                 $392,901,000
                                 (Approximate)


                               INDYMAC ABS, INC.
                                   Depositor


                          ASSET-BACKED CERTIFICATES,
                              SERIES SPMD 2003-A






                          [LOGO OMITTED] IndyMac Bank
                          Seller and Master Servicer

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement or other final offering document relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a Statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the publicly offered securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to such securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement, or other final offering document relating to the Certificates, relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement, or other final offering documents relating to the Certificates, may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.







===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       2

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================

Preliminary Term Sheet                        Date Prepared: July 23, 2003


                                                     [LOGO OMITTED] IndyMac Bank
                                                     $392,901,000 (Approximate)
                                     Home Equity Mortgage Loan Asset-Backed Trust, Series 2003-A


              Principal         WAL        Payment Window    Expected Ratings     Last Scheduled              Certificate
Class(1)       Amount(2)     Call/Mat(3)   (Mos) Call/Mat(3)    (S&P/Fitch)(4)   Distribution Date               Type
-----          ------        --------      --------------       -----------      -----------------               ----
AF-1(5)      41,066,000     1.00 / 1.00    1 - 24 / 1 - 24       AAA/AAA           September 2018    Floating Rate Senior Sequential
AF-2(5)      23,993,000     3.00 / 3.00  24 - 54 / 24 - 54       AAA/AAA           September 2028     Fixed Rate Senior Sequential
AF-3(5)       5,320,000     5.00 / 5.00  54 - 68 / 54 - 68       AAA/AAA           September 2030     Fixed Rate Senior Sequential
AF-4(5)      10,323,000     6.46 / 9.65  68 - 79 / 68 - 200      AAA/AAA           September 2033     Fixed Rate Senior Sequential
AF-5(5)      10,044,000     5.84 / 6.61  38 - 79 / 38 - 175      AAA/AAA              July 2033         Fixed Rate Senior Lockout
MF-1(5)       4,419,000     5.04 / 5.91  37 - 79 / 37 - 153       AA/AA              March 2033           Fixed Rate Mezzanine
MF-2(5)       1,908,000     5.03 / 5.74  37 - 79 / 37 - 129        A/A             September 2032         Fixed Rate Mezzanine
BF(5)         1,507,000     5.03 / 5.47  37 - 79 / 37 - 111      BBB/BBB+           January 2032         Fixed Rate Subordinate
AV-1(6)     110,000,000     0.79 / 0.79    1 - 18 / 1 - 18       AAA/AAA           September 2019    Floating Rate Senior Sequential
AV-2(6)     149,870,000     3.18 / 3.46  18 - 79 / 18 - 172      AAA/AAA           September 2033    Floating Rate Senior Sequential
MV-1(6)      18,723,000     4.43 / 4.72  40 - 79 / 40 - 127       AA/AA              July 2033           Floating Rate Mezzanine
MV-2(6)       5,991,000     4.30 / 4.50  39 - 79 / 39 - 105       A+/A+              April 2033          Floating Rate Mezzanine
MV-3(6)       2,996,000     4.27 / 4.39   38 - 79 / 38 - 94        A/A              January 2033         Floating Rate Mezzanine
MV-4(6)       2,247,000     4.24 / 4.29   38 - 79 / 38 - 86       A-/A-            November 2032         Floating Rate Mezzanine
MV-5(6)       2,247,000     4.19 / 4.19   38 - 79 / 38 - 80     BBB+/BBB+           August 2032          Floating Rate Mezzanine
BV(6)         2,247,000     4.00 / 4.00   37 - 71 / 37 - 71      BBB/BBB             April 2032         Floating Rate Subordinate


------------------------------------------------------------------------------------------------------------------------------------
C                                                              Not Offered
P                                                              Not Offered
R                                                              Not Offered
         ----------------
  Total:   $392,901,000
------------------------------------------------------------------------------------------------------------------------------------

(1)  The margins on the Class AV-2 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to
     1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-4, Class AF-5, Class MF-1,
     Class MF-2 and Class BF Certificates increases by 0.50% after the Clean-up Call date.
(2)  The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4)  Rating Agency Contacts: Venkat Veerubhotla Standard & Poors., 212.438.6612; Kei Ishidoya, Fitch Ratings., 212.553.0238.
(5)  The Class AF-1, AF-2, AF-3, AF-4 and AF-5 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, MF-2 and
     BF Certificates (collectively the "Fixed Rate Subordinate Certificates" ) are backed primarily by the cashflows from the Group
     1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one Group may be used to make certain payments to the Certificates related to the other Group.
(6)  The Class AV-1 and AV-2 Certificates (the "Class AV Certificates" and, together with the AF Certificates, the "Senior
     Certificates") and the Class MV-1, MV-2, MV-3, MV-4, MV-5 and BV Certificates (the "Floating Rate Subordinate Certificates"
     and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one Group may be used to make certain payments to the Certificates related to the other Group.

Trust:                             Home Equity Mortgage Loan Asset-Backed
                                   Trust, Series 2003-A.

Depositor:                         IndyMac ABS, INC.

Seller and Master Servicer:        IndyMac Bank ("IndyMac").

Back-Up Servicer:                  Countrywide Home Loan Servicing LP.

===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       3

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================

Underwriters:                       Countrywide Securities Corporation (Lead
                                    Manager) and UBS Securities LLC
                                    (Co-Manager).

Trustee:                            Deutsche Bank National Trust Company.

Offered Certificates:               The Senior Certificates and the
                                    Subordinate Certificates are collectively referred to herein as the "Offered
                                    Certificates."

Non-Offered Certificates:           The "Non-Offered Certificates" consist of
                                    the Class C, Class R and Class P
                                    Certificates.

Fixed Rate Certificates:            The "Fixed Rate Certificates" consist of
                                    the Class AF Certificates (other than the
                                    Class AF-1 Certificates) and the Fixed
                                    Rate Subordinate Certificates (the Class
                                    AF Certificates, together with the Fixed
                                    Rate Subordinate Certificates, the "Group
                                    1 Certificates").

Floating Rate Certificates:         The "Floating Rate Certificates" consist
                                    of the Class AF-1 Certificates, Class AV
                                    Certificates and Floating Rate Subordinate
                                    Certificates (the Floating Rate
                                    Subordinate Certificates, together with
                                    the Class AV Certificates, the "Group 2
                                    Certificates").

Federal Tax Status:                 It is anticipated that the Offered
                                    Certificates will represent ownership of
                                    REMIC regular interests for tax purposes.

Registration:                       The Offered Certificates will be available
                                    in book-entry form through DTC,
                                    Clearstream, Luxembourg and the Euroclear
                                    System.

Sample Pool
Calculation Date:                   August 1, 2003.

Cut-off Date:                       For each Mortgage Loan delivered to the
                                    Trust on the Closing Date, the later of
                                    August 1, 2003, or the origination date of such Mortgage Loan. For each Subsequent
                                    Mortgage Loan, the later of the first day of the month in which the Subsequent
                                    Mortgage Loan is delivered to the Trust, or the origination date of such Subsequent
                                    Mortgage Loan.

Expected Pricing Date:              July [25], 2003.

Expected Closing Date:              August [28], 2003.

Expected Settlement Date:           August [28], 2003.

Distribution Date:                  The 25th day of each month (or, if not a
                                    business day, the next succeeding business
                                    day), commencing in September 2003.

Accrued Interest:                   The price to be paid by investors for the
                                    Floating Rate Certificates will not
                                    include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from August 1, 2003 up to, but not including, the Settlement Date.

Interest Accrual Period:            The "Interest Accrual Period" for each
                                    Distribution Date with respect to the
                                    Floating Rate Certificates will be the
                                    period beginning with the previous
                                    Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:                  The Offered Certificates are expected to
                                    be ERISA eligible.

SMMEA Eligibility:                  The Offered Certificates are not expected
                                    to constitute "mortgage related
                                    securities" and will not be legal
                                    investments for purposes of SMMEA.

===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       4

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================

Optional Termination:               The terms of the transaction allow for a
                                    clean-up call by the Master Servicer (the
                                    "Clean-up Call") which, subject to any
                                    restrictions set forth in the transaction documents, may be exercised once the aggregate principal balance of the
                                    Mortgage Loans is less than 10% of the
                                    aggregate principal balance of the
                                    Mortgage Loans as of their respective
                                    Cut-off Dates.

Pricing Prepayment Speed:           The Certificates were priced based on the
                                    following collateral prepayment
                                    assumptions:

                                    23% HEP for the first lien Fixed Rate
                                    Mortgage Loans (i.e., prepayments start at 2.3% in month one, and increase 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter).

                                    The second lien Fixed Rate Mortgage Loans will be priced at 100% of the Second Lien PPC, which assumes 4% CPR in month 1, an additional 1/11th of 24% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR thereafter; provided, however, the prepayment rate will not exceed 85% per annum in any period.

                                    The Adjustable Rate Mortgage Loans will be priced at 100% of the Adjustable Rate PPC, which assumes 4% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 23, rising to 70% CPR in month 24 and remaining constant at 70% CPR until month 27 and then falling to 35% CPR in month 28 and remaining constant at 35% CPR thereafter; provided, however, the prepayment rate will not exceed 85% per annum in any period.

Mortgage Loans:                     The collateral tables included in these
                                    Computational Materials as Appendix A
                                    represent a sample pool of Mortgage Loans as of the Sample Pool Calculation Date
                                    (the "Sample Pool"). It is expected that
                                    (a) additional mortgage loans will be
                                    included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Closing Date
                                    Pool"). The characteristics of the Closing
                                    Date Pool may vary from the
                                    characteristics of the Sample Pool
                                    described herein, although any such
                                    difference is not expected to be material.
                                    See the attached collateral descriptions for additional information.

                                    As of the Sample Pool Calculation Date,
                                    the aggregate principal balance of the
                                    Sample Pool Mortgage Loans was
                                    approximately $330,896,896 of which: (i) approximately $79,014,705 were fixed rate first lien subprime Mortgage Loans and approximately $4,070,088 were fixed rate second lien subprime Mortgage Loans (the "Group 1 Mortgage Loans") and (ii) approximately (a) $185,859,301 and $55,995,887, respectively, were adjustable and fixed rate first lien subprime Mortgage Loans and (b) $5,956,916 were fixed rate second lien subprime Mortgage Loans (the "Group 2 Mortgage Loans" and, together with the Group 1 Mortgage Loans and Group 2 Mortgage Loans, the "Mortgage Loans;" and the fixed rate Mortgage Loans or the adjustable rate Mortgage Loans, respectively, the "Fixed Rate Mortgage Loans" and the "Adjustable Rate Mortgage Loans").

Pre-Funded Amount:                  A deposit of not more than approximately
                                    $98,225,250 (the "Pre-Funded Amount") will be made to a pre-funding account (the
                                    "Pre-Funding Account") on the Closing
                                    Date. From the Closing Date through no
                                    later than November 20, 2003 (the "Funding
                                    Period"), the Pre-Funded Amount will be
                                    used to purchase subsequent mortgage loans
                                    (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final
                                    Pool"). The characteristics of the Final
                                    Pool may vary from the characteristics of the Initial Pool, although any such difference is not expected to be material.
                                    It is expected that, after giving effect to the purchase of Subsequent Mortgage
                                    Loans during the Funding Period, the Final
                                    Pool of Mortgage Loans will be comprised of approximately $100,438,104 of Group 1
                                    Mortgage Loans, $95,517,926 and $4,920,178
                                    of which will be fixed rate first lien and fixed rate second lien, respectively, subprime Mortgage Loans, and approximately
                                    $299,562,118 of Group 2 Mortgage Loans,
                                    $224,671,857, $67,689,375 and $7,200,884,
                                    respectively, of which will be adjustable rate first lien, fixed rate first lien and fixed rate second lien, respectively, subprime Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the related
                                    Certificates on the immediately following
                                    Distribution Date.

===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       5

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================

                                    See the attached collateral descriptions for additional information with respect to the Sample Pool of Mortgage Loans. It is expected that certain Mortgage Loans in the Sample Pool may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date.

Pass-Through Rate:                  The Pass-Through Rate for each Class of
                                    Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such Class, and (b) the related Net Rate Cap.

                                    The Pass-Through Rate on each Class of
                                    Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                      The "Adjusted Net Mortgage Rate" for each
                                    Mortgage Loan is equal to the gross
                                    mortgage rate of the Mortgage Loan less
                                    the sum of the servicing fee rate and the trustee fee rate (such sum, the "Expense
                                    Fee Rate").

Group 1 (Fixed Rate)
Net Rate Cap:                       The "Group 1 Net Rate Cap" is equal to the
                                    weighted average Adjusted Net Mortgage
                                    Rate of the Group 1 Mortgage Loans (in the case of the Class AF-1 Certificates, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Group 1
Net Rate Carryover:                 For any of the Group 1 Certificates, on
                                    any Distribution Date on which the
                                    Pass-Through Rate for such Class is
                                    limited by the Group1 Net Rate Cap, the
                                    Group 1 Net Rate Carryover will equal the sum of (a) the excess of (i) the amount of such interest thereon that would have accrued if the Pass-Through Rate had not been so limited over (ii) the amount of interest accrued based on the related
                                    Group 1 Net Rate Cap, and (b) the
                                    aggregate of any such shortfalls from
                                    previous Distribution Dates together with accrued interest thereon at the related
                                    Pass-Through Rate (without giving effect to the Group 1 Net Rate Cap). Group 1 Net
                                    Rate Carryover will be paid to the Group 1
                                    Certificates to the extent available from Excess Cashflow relating to the Group 1
                                    Mortgage Loans as described under "Group 1
                                    Certificates Priority of Distributions"
                                    below.

Group 2 (Floating Rate)
Net Rate Cap:                       The "Group 2 Net Rate Cap" is equal to the
                                    weighted average Adjusted Net Mortgage
                                    Rate of the Group 2 Mortgage Loans
                                    (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Group 2
Net Rate Carryover:                 For any of the Group 2 Certificates, on
                                    any Distribution Date on which the
                                    Pass-Through Rate for such Class is
                                    limited by the Group 2 Net Rate Cap, the
                                    Group 2 Net Rate Carryover will equal the sum of (a) the excess of (i) the amount of such interest thereon that would have accrued if the Pass-Through Rate had not been so limited over (ii) the amount of interest accrued based on the related
                                    Group 2 Net Rate Cap, and (b) the
                                    aggregate of any such shortfalls from
                                    previous Distribution Dates together with accrued interest thereon at the related
                                    Pass-Through Rate (without giving effect to the Group 2 Net Rate Cap). Group 2 Net
                                    Rate Carryover will be paid to the Group 2
                                    Certificates to the extent available from Excess Cashflow relating to the Group 2
                                    Mortgage Loans as described under "Group 2
                                    Certificates Priority of Distributions"
                                    below and from proceeds received on the
                                    Cap Contract.

Cap Contract:                       The Trust will include a one-month LIBOR
                                    cap contract for the benefit of the Group
                                    2 Certificates (the "Cap Contract"). On
                                    the Closing Date, the notional amount of the Cap Contract will equal approximately
                                    $56,167,695, and will thereafter amortize down pursuant to an amortization schedule.
                                    The one-month LIBOR strike on the Cap
                                    Contract will be 7.00% per annum. Payments received on the Cap Contract with respect to a Distribution Date will be available to pay the holders of the Group 2
                                    Certificates any Group 2 Net Rate
                                    Carryover. Any amounts received on the Cap
                                    Contracts on a

===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       6

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================

                                    Distribution Date that are not used to pay the Group 2 Net Rate Carryover will not be available for payments of Group 2 Net Rate Carryover on the Certificates thereafter.

Credit Enhancement:                 The Trust will include the following
                                    credit enhancement mechanisms, each of
                                    which is intended to provide credit
                                    support for some or all of the Offered
                                    Certificates, as the case may be:

                                          1) Excess Cashflow
                                          2) Overcollateralization
                                          3) Subordination

                                      Class          S&P/ Fitch             Subordination
                                      -----          ----------             -------------

                                      AF               AAA/Aaa                  9.65%
                                      MF-1              AA/AA                   5.25%
                                      MF-2               A/A                    3.35%
                                      BF               BBB/BBB+                 1.85%
                                      AV               AAA/Aaa                 13.25%
                                      MV-1              AA/AA                   7.00%
                                      MV-2              A+/A+                   5.00%
                                      MV-3               A/A                    4.00%
                                      MV-4               A-/A-                  3.25%
                                      MV-5             BBB+/BBB+                2.50%
                                      BV                BBB/BBB                 1.75%

Excess Cashflow:                    "Group 1 Excess Cashflow" for any
                                    Distribution Date will be equal to the
                                    available funds remaining after priorities
                                    1) and 2) under "Group 1 Certificates
                                    Priority of Distributions" and after
                                    priority 5) under "Group 2 Certificates
                                    Priority of Distributions." "Group 2
                                    Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under "Group 2 Certificates Priority of
                                    Distributions" and after priority 5) under "Group 1 Certificates Priority of
                                    Distributions."

Overcollateralization:              On the Closing Date, the principal balance
                                    of the Mortgage Loans in each Group will exceed the principal balance of the related Certificates ("O/C"). Any realized
                                    Losses on the Group 1 or Group 2 Mortgage
                                    Loans will be applied first to the related
                                    Excess Cashflow and then to
                                    Overcollateralization related to the such group. In the event that the O/C related to a group is reduced, Group 1 or Group 2
                                    Excess Cashflow, as applicable, will be
                                    directed (first from Excess Cashflow for the related group and then from Excess
                                    Cashflow from the unrelated group) to pay principal on the related Certificates, resulting in the limited acceleration of such Certificates relative to the amortization of the related Mortgage
                                    Loans, until the O/C is restored to the
                                    related Overcollateralization Target. Upon this event, the acceleration feature will generally cease.

Group 1
Overcollateralization Target:       Prior to the Stepdown Date, the initial
                                    and target Group 1 Overcollateralization will be equal to 1.85% of the aggregate principal balance of the Group 1 Mortgage
                                    Loans as of their respective Cut-off Dates
                                    (the "Initial Group 1 Target").

                                    On or after the Group 1 Stepdown Date, the
                                    Group 1 Overcollateralization target will be equal to 3.70% of the principal balance of the Group 1 Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Group 1 Mortgage Loans as of their respective Cut-off Dates.

                                    Provided, however, that if certain Trigger
                                    Events (as described below) are in effect on the related Distribution Date, the O/C target will be equal to the O/C target on the prior Distribution Date.



===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       7

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================

Group 2
Overcollateralization Target:       Prior to the Stepdown Date, the initial
                                    and target Group 2 Overcollateralization will be equal to 1.75% of the aggregate principal balance of the Group 2 Mortgage
                                    Loans as of their respective Cut-off Dates
                                    (the "Initial Group 2 Target").

                                    On or after the Group 2 Stepdown Date, the
                                    Group 2 Overcollateralization target will be equal to 3.50% of the principal balance of the Group 2 Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Group 2 Mortgage Loans as of their respective Cut-off Dates.

                                    Provided, however, that if certain Trigger
                                    Events (as described below) are in effect on the related Distribution Date, the O/C target will be equal to the O/C target on the prior Distribution Date

Group 1
Stepdown Date:                      The earlier to occur of:
                                      (i) the Distribution Date on which
                                             the aggregate principal balance
                                             of the Class AF Certificates is
                                             reduced to zero; and
                                      (ii) the later to occur of:
                                             a. the Distribution Date in
                                                September 2006.
                                             b. the first Distribution Date on
                                                which the aggregate principal
                                                balance of the Class AF
                                                Certificates is less than or
                                                equal to 80.70% of the
                                                principal balance of the Group
                                                1 Mortgage Loans for such
                                                Distribution Date.

Group 2
Stepdown Date:                      The earlier to occur of:
                                      (i) the Distribution Date on which
                                             the aggregate principal balance
                                             of the Class AV Senior
                                             Certificates is reduced to zero;
                                             and
                                      (ii) the later to occur of:
                                             a. the Distribution Date in
                                                September 2006.
                                             b. the first Distribution Date on
                                                which the aggregate principal
                                                balance of the Class AV Senior
                                                Certificates is less than or
                                                equal to 73.50% of the
                                                principal balance of the Group
                                                2 Mortgage Loans for such
                                                Distribution Date

Group 1
Delinquency Trigger Event:          With respect to the Group 1 Certificates,
                                    a "Group 1 Delinquency Trigger Event" will occur if the product of (a) 1.30 and (b) the three month rolling average 60+ day delinquency percentage for the outstanding
                                    Group 1 Mortgage Loans equals or exceeds the current Group 1 Required Percentage.

                                    As used above, the "Group 1 Required
                                    Percentage" with respect to any
                                    Distribution Date is the quotient of: (a) the excess of (i) the current principal balance of the Group 1 Mortgage Loans for the preceding Distribution Date, over (ii) the certificate principal balance of the most senior Class(es) of Group 1 Certificates as of the preceding master servicer advance date, and (b) the aggregate principal balance of the Group 1 Mortgage Loans for the preceding Distribution Date.

Group 2
Delinquency Trigger Event:          With respect to the Group 2 Certificates,
                                    a "Group 2 Delinquency Trigger Event" will occur if the product of (a) 1.77 and (b) the three month rolling average 60+ day delinquency percentage for the outstanding
                                    Group 2 Mortgage Loans equals or exceeds the current Group 2 Required Percentage.

                                    As used above, the "Group 2 Required
                                    Percentage" with respect to any
                                    Distribution Date is the quotient of: (a) the excess of (i) the current principal balance of the Group 2 Mortgage Loans for the preceding Distribution Date, over (ii) the certificate principal balance of the most senior Class(es) of Group 2 Certificates as of the preceding master servicer advance date, and (b) the aggregate principal balance of the Group 2 Mortgage Loans for the preceding Distribution Date.

===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       8

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================

Group 1 Cumulative Loss
Trigger Event:                      With respect to the Group 1 Certificates,
                                    a "Group 1 Cumulative Loss Trigger Event" will occur if the aggregate amount of Realized Losses on the Group 1 Mortgage
                                    Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the
                                    Group 1 Mortgage Loans, as set forth
                                    below:

                                              Distribution Date                   Percentage
                                              -----------------                   ----------
                                              August 2006 - July  2007.........   3.25%
                                              August 2007 - July  2008.........   4.25%
                                              August 2008 - July 2009..........   5.25%
                                              August 2009 - and thereafter.....   5.50%


Group 2 Cumulative Loss
Trigger Event:                      With respect to the Group 2 Certificates,
                                    a "Group 2 Cumulative Loss Trigger Event" will occur if the aggregate amount of Realized Losses on the Group 2 Mortgage
                                    Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the
                                    Group 2 Mortgage Loans, as set forth
                                    below:

                                              Distribution Date                   Percentage
                                              -----------------                   ----------
                                              August 2006 - July  2007.........   3.50%
                                              August 2007 - July  2008.........   4.50%
                                              August 2008 - July 2009..........   5.50%
                                              August 2009 - and thereafter.....   5.75%

Allocation of Losses:               Any realized losses from a Loan Group not
                                    covered by the related Excess Interest or O/C will be allocated to the related
                                    Subordinate Certificates in reverse order of their payment priorities, in each case, until the respective class principal balance of each Class of related
                                    Subordinate Certificates has been reduced to zero.

Group 1 Certificates
Priority of Distributions:          Available funds from the Group 1 Mortgage
                                    Loans will be distributed in the following order of priority:

                                    1)   Interest funds, sequentially, as
                                         follows: (a) concurrently, to the
                                         Class AF Certificates current and
                                         unpaid interest then (b) current
                                         interest sequentially to the Class
                                         MF-1, Class MF-2 and Class BF
                                         Certificates;
                                    2)   Principal funds, sequentially, as
                                         follows: (a) to the Class AF-1, Class
                                         AF-2, Class AF-3, Class AF-4 and
                                         Class AF-5 Certificates (in the
                                         manner and priority set forth under
                                         "Class AF Principal Distribution"
                                         below), then (b) sequentially, to the
                                         Class MF-1, Class MF-2 and Class BF
                                         Certificates, each as des cribed
                                         under "Group 1 Principal Paydown"
                                         below;
                                    3)   Any Group 1 Excess Cashflow, to the
                                         Group 1 Certificates to build Group 1
                                         O/C and subordination as described
                                         under "Group 1 Overcollateralization
                                         Target" and "Group 1 Principal
                                         Paydown," respectively;
                                    4)   Any remaining Excess Cashflow to pay
                                         any unpaid interest and then to pay
                                         any unpaid realized loss amounts,
                                         sequentially, to the Class MF-1,
                                         Class MF-2 and Class BF Certificates;
                                    5)   Any remaining Excess Cashflow to pay
                                         Group 1 Net Rate Carryover;
                                    6)   Any remaining Excess Cashflow, to
                                         build Group 2 O/C and subordination
                                         as described under "Group 2
                                         Overcollateralization Target" and
                                         "Group 2 Principal Paydown,"
                                         respectively;
                                    7)   Any remaining Excess Cashflow, to pay
                                         any unpaid realized loss amounts,
                                         sequentially, to the Class MV-1,
                                         Class MV-2, Class MV-3, Class MV-4,
                                         Class MV-5 and Class BV Certificates;
                                    8)   To the Class C Certificates, any
                                         remaining amount.




===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                       9

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================

Group 2 Certificates
Priority of Distributions:          Available funds from the Group 2 Mortgage
                                    Loans will be distributed in the following order of priority:
                                    1)   Interest funds, sequentially, as
                                         follows: (a) concurrently, to the
                                         Class AV Certificates current and
                                         unpaid interest then (b) current
                                         interest sequentially to the Class
                                         MV-1, Class MV-2, Class MV-3, Class
                                         MV-4, Class MV-5 and Class BV
                                         Certificates;
                                    2)   Principal funds, sequentially, as
                                         follows: sequentially, to the Class
                                         AV-1, Class AV-2 Certificates, Class
                                         MV-1, Class MV-2, Class MV-3, Class
                                         MV-4, Class MV-5 and Class BV
                                         Certificates, each as described under
                                         "Group 2 Principal Paydown" below;
                                    3)   Any Group 2 Excess Cashflow, to the
                                         Group 2 Certificates to build Group 2
                                         O/C and subordination as described
                                         under "Group 2 Overcollateralization
                                         Target" and "Group 2 Principal
                                         Paydown," respectively;
                                    4)   Any remaining Excess Cashflow to pay
                                         any unpaid interest and then to pay
                                         any unpaid realized loss amounts,
                                         sequentially, to the Class MV-1,
                                         Class MV-2, Class MV-3, Class MV-4,
                                         Class MV-5 and Class BV Certificates;
                                    5)   Any remaining Excess Cashflow to pay
                                         Group 2 Net Rate Carryover remaining
                                         unpaid after application of amounts
                                         received under the Cap Contract (as
                                         described below);
                                    6)   Any remaining Excess Cashflow, to
                                         build Group 1 O/C and subordination
                                         as described under "Group 1
                                         Overcollateralization Target" and
                                         "Group 1 Principal Paydown,"
                                         respectively;
                                    7)   Any remaining Excess Cashflow, to pay
                                         any unpaid realized loss amounts,
                                         sequentially, to the Class MF-1,
                                         Class MF-2 and Class BF Certificates;
                                    8)   To the Class C Certificates, any
                                         remaining amount.

                                    Excess Cashflow available to cover Net
                                    Rate Carryover (after application of
                                    amounts received under the Cap Contract in the case of the Group 2 Certificates) generally will be distributed to the Offered Certificates on a pro rata basis, based on the certificate principal balances thereof.

Group 1
Principal Paydown:                  Prior to the Group 1 Stepdown Date or if a
                                    Group 1 Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from Loan Group 1 will be paid to the Class AF Certificates, provided, however, that if the Class AF
                                    Certificates have been retired, such
                                    amounts will be applied sequentially in
                                    the following order of priority: to the
                                    Class MF-1, Class MF-2 and the Class BF
                                    Certificates.

                                    On any Distribution Date on or after the Group 1 Stepdown Date, and if a Group 1 Trigger Event is not in effect on such Distribution Date, all Group 1 Certificates will be entitled to receive payments of principal in the following order of priority: (i) first to the Class AF Certificates, such that the sum of the unpaid principal balance of the Class AF Certificates will have 19.30%
                                    Subordination, (ii) second, to the Class
                                    MF-1 Certificates such that the Class MF-1
                                    Certificates will have 10.50%
                                    Subordination, (iii) third, to the Class
                                    MF-2 Certificates such that the Class MF-2
                                    Certificates will have 6.70% Subordination and (iv) fourth, to the Class BF Certificates such that the Class BF Certificates will have 3.70%
                                    Subordination; each subject to the O/C
                                    Floor.

Group 2
Principal Paydown:                  Prior to the Group 2 Stepdown Date or if a
                                    Group 2 Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from Loan Group 2 will be paid to the Class AV Certificates, provided, however, that if the Class AV
                                    Certificates have been retired, such
                                    amounts will be applied sequentially in
                                    the following order of priority: to the
                                    Class MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5 and Class BV
                                    Certificates.

                                    On any Distribution Date on or after the
                                    Group 2 Stepdown Date, and if a Group 2
                                    Trigger Event is not in effect on such
                                    Distribution Date, all Group 2
                                    Certificates will be entitled to receive
                                    payments of principal in the following
                                    order of priority: (i) first to the Class
                                    AV Certificates, such that the sum of the
                                    unpaid principal balance of the Class AV
                                    Certificates will have 26.50%
                                    Subordination, (ii) second,
===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      10

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================-
                                    to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 14.00% Subordination (iii) third, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 10.00% Subordination, (iv) fourth, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 8.00%
                                    Subordination, (v) fifth, to the Class
                                    MV-4 Certificates such that the Class MV-4
                                    Certificates will have 6.50%
                                    Subordination, (vi) sixth, to the Class
                                    MV-5 Certificates such that the Class MV-5
                                    Certificates will have 5.00% Subordination and (vii) seventh, to the Class BV Certificates such that the Class BV Certificates will have 3.50%
                                    Subordination; each subject to the O/C
                                    Floor.

Class AF Principal
Distribution:                       Principal will be distributed to the AF
                                    Certificates in the following order of
                                    priority:

                                    1.   To the Class AF-5 Certificates, the
                                         Lockout Percentage of their pro rata
                                         share of principal as described
                                         below:

                                  Month                   Lockout Percentage
                                  -----                   ------------------

                                   1 - 36                           0%
                                  37 - 60                          45%
                                  61 - 72                          80%
                                  73 - 84                         100%
                               85 and after                       300%

                                    2.   Sequentially to the Class AF-1, Class
                                         AF-2, Class AF-3, Class AF-4 and
                                         Class A-5 Certificates until their
                                         respective principal balances are
                                         reduced to zero.



                [Discount Margin/Yield Tables, Available Funds
                  Schedules and Collateral Tables to Follow]











===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      11

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================

                                      Discount Margin/Yield Tables (%) (1)

       Class AF-1  (To Call)
       --------------------------------------------------------------------------------------------------------
          Margin                              0.140%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                             14             14             14             14             14
       ========================================================================================================
       WAL (yr)                               10.16          1.23           1.00           0.84           0.68
       MDUR (yr)                              9.51           1.23           1.00           0.85           0.69
       First Prin Pay                         Sep03          Sep03          Sep03          Sep03          Sep03
       Last Prin Pay                          Mar18          Feb06          Aug05          Apr05          Dec04
       --------------------------------------------------------------------------------------------------------

       Class AF-1  (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Margin                              0.140%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                             14             14             14             14             14
       ========================================================================================================
       WAL (yr)                               10.16          1.23           1.00           0.84           0.68
       MDUR (yr)                              9.51           1.23           1.00           0.85           0.69
       First Prin Pay                         Sep03          Sep03          Sep03          Sep03          Sep03
       Last Prin Pay                          Mar18          Feb06          Aug05          Apr05          Dec04
       --------------------------------------------------------------------------------------------------------

       Class AF-2  (To Call)
       --------------------------------------------------------------------------------------------------------
         Coupon                              2.918%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         2.922          2.822          2.867          2.851          2.828
       ========================================================================================================
       WAL (yr)                               18.59          3.85           3.00           2.41           1.87
       MDUR (yr)                              14.06          3.58           2.83           2.29           1.80
       First Prin Pay                         Mar18          Feb06          Aug05          Apr05          Dec04
       Last Prin Pay                          Mar28          Jun09          Feb08          Mar07          Feb06
       --------------------------------------------------------------------------------------------------------

       Class AF-2  (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Coupon                              2.918%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         2.922          2.822          2.867          2.851          2.828
       ========================================================================================================
       WAL (yr)                               18.59          3.85           3.00           2.41           1.87
       MDUR (yr)                              14.06          3.58           2.83           2.29           1.80
       First Prin Pay                         Mar18          Feb06          Aug05          Apr05          Dec04
       Last Prin Pay                          Mar28          Jun09          Feb08          Mar07          Feb06
       --------------------------------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      12

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================


       Class AF-3  (To Call)
       --------------------------------------------------------------------------------------------------------
          Coupon                              4.219%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         4.238           4.208         4.193          4.178          4.143
       ========================================================================================================

        WAL (yr)                              25.58           6.85          5.00           3.96           2.69
        MDUR (yr)                             15.37           5.83          4.42           3.58           2.49
        First Prin Pay                        Mar28           Jun09         Feb08          Mar07          Feb06
        Last Prin Pay                         Mar30           Dec11         Apr09          Jan08          Jul06
        -------------------------------------------------------------------------------------------------------



       Class AF-3  (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Coupon                              4.219%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         4.238           4.208         4.193          4.178          4.143
       ========================================================================================================
        WAL (yr)                              25.58           6.85          5.00           3.96           2.69
        MDUR (yr)                             15.37           5.83          4.42           3.58           2.49
        First Prin Pay                        Mar28           Jun09         Feb08          Mar07          Feb06
        Last Prin Pay                         Mar30           Feb12         Apr09          Jan08          Jul06
        --------------------------------------------------------------------------------------------------------




       Class AF-4  (To Call)
       --------------------------------------------------------------------------------------------------------
          Coupon                              5.041%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         5.071           5.044         5.032          5.018          4.994
       ========================================================================================================

        WAL (yr)                              27.69           8.33          6.46           5.09           3.76
        MDUR (yr)                             14.62           6.65          5.39           4.39           3.35
        First Prin Pay                        Mar30           Dec11         Apr09          Jan08          Jul06
        Last Prin Pay                         Aug31           Dec11         Mar10          Nov08          Sep07
        -------------------------------------------------------------------------------------------------------




Class AF-4  (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Coupon                              5.041%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         5.075           5.186         5.183          5.163          5.071
       ========================================================================================================

       WAL (yr)                               28.17           12.40         9.65           7.31           4.44
       MDUR (yr)                              14.73           8.92          7.33           5.84           3.84
       First Prin Pay                         Mar30           Feb12         Apr09          Jan08          Jul06
       Last Prin Pay                          Mar33           Dec23         Apr20          Mar18          Jul15




===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================



       Class AF-5  (To Call)
       --------------------------------------------------------------------------------------------------------
          Coupon                              4.364%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         4.371           4.352         4.346          4.337          4.342
       ========================================================================================================

       WAL (yr)                              11.83           6.64          5.84           4.97           4.04
       MDUR (yr)                             8.93            5.61          5.04           4.38           3.64
       First Prin Pay                        Sep06           Sep06         Oct06          Nov06          Feb07
       Last Prin Pay                         Aug31           Dec11         Mar10          Nov08          Sep07
       ---------------------------------------------------------------------------------------------------------





       Class AF-5  (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Coupon                              4.364%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         4.371           4.370         4.401          4.450          4.513
       ========================================================================================================

        WAL (yr)                             11.83           6.93          6.61           6.42           6.31
        MDUR (yr)                            8.93            5.80          5.58           5.44           5.35
        First Prin Pay                       Sep06           Sep06         Oct06          Nov06          Feb07
        Last Prin Pay                        Jan33           Oct23         Mar18          Feb18          May15
        --------------------------------------------------------------------------------------------------------




       Class MF-1  (To Call)
       --------------------------------------------------------------------------------------------------------
          Coupon                              5.128%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         5.156           5.117         5.104          5.091          5.078
       ========================================================================================================
       WAL (yr)                              21.78           6.29          5.04           4.24           3.66
       MDUR (yr)                             12.63           5.20          4.30           3.71           3.26
       First Prin Pay                        Mar18           Nov06         Sep06          Oct06          Nov06
       Last Prin Pay                         Aug31           Dec11         Mar10          Nov08          Sep07
       --------------------------------------------------------------------------------------------------------





       Class MF-1  (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Coupon                              5.128%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         5.157           5.174         5.171          5.168          5.155
       ========================================================================================================
        WAL (yr)                             21.88           7.28          5.91           5.03           4.29
        MDUR (yr)                            12.65           5.77          4.86           4.25           3.73
        First Prin Pay                       Mar18           Nov06         Sep06          Oct06          Nov06
        Last Prin Pay                        Sep32           Mar18         May16          Mar14          Dec11
        --------------------------------------------------------------------------------------------------------



===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================



       Class MF-2  (To Call)
       --------------------------------------------------------------------------------------------------------
          Coupon                              6.122%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         6.165           6.119         6.103          6.087          6.070
       ========================================================================================================

       WAL (yr)                              21.78           6.29          5.03           4.21           3.58
       MDUR (yr)                             11.53           5.02          4.18           3.60           3.12
       First Prin Pay                        Mar18           Nov06         Sep06          Sep06          Oct06
       Last Prin Pay                         Aug31           Dec11         Mar10          Nov08          Sep07
       ---------------------------------------------------------------------------------------------------------





       Class MF-2  (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Coupon                              6.122%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 100-00                         6.166          6.167         6.153          6.154          6.138
       ========================================================================================================


       WAL (yr)                              21.82           7.11          5.74           4.87           4.10
       MDUR (yr)                             11.53           5.45          4.60           4.03           3.50
       First Prin Pay                        Mar18           Nov06         Sep06          Sep06          Oct06
       Last Prin Pay                         Mar32           Nov16         May14          Jul12          Aug10
       --------------------------------------------------------------------------------------------------------




       Class BF  (To Call)
       --------------------------------------------------------------------------------------------------------
          Coupon                              7.000%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 98-16                          7.201           7.317         7.359          7.400          7.445
       ========================================================================================================

        WAL (yr)                             21.65           6.29          5.03           4.20           3.55
        MDUR (yr)                            10.57           4.84          4.05           3.49           3.03
        First Prin Pay                       Mar18           Nov06         Sep06          Sep06          Sep06
        Last Prin Pay                        Jul31           Dec11         Mar10          Nov08          Sep07
        --------------------------------------------------------------------------------------------------------






       Class BF  (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Coupon                              7.000%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       Yield @ 98-16                          7.201           7.332         7.374          7.416          7.458
       ========================================================================================================
       WAL (yr)                              21.65           6.78          5.47           4.63           3.89
       MDUR (yr)                             10.57           5.09          4.30           3.76           3.26
       First Prin Pay                        Mar18           Nov06         Sep06          Sep06          Sep06
       Last Prin Pay                         Jul31           Jan15         Nov12          Apr11          Aug09
       ---------------------------------------------------------------------------------------------------------



===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================




       Class AV-1 (To Call)
       --------------------------------------------------------------------------------------------------------
          Margin                              0.140%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            14              14            14             14              14
       ========================================================================================================

       WAL (yr)                              10.06           0.95          0.79           0.67           0.55
       MDUR (yr)                             9.42            0.95          0.79           0.68           0.56
       First Prin Pay                        Sep03           Sep03         Sep03          Sep03          Sep03
       Last Prin Pay                         Mar19           May05         Feb05          Nov04          Aug04
       ---------------------------------------------------------------------------------------------------------






       Class AV-1 (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Margin                              0.140%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            14              14            14             14              14
       ========================================================================================================

       WAL (yr)                              10.06           0.95          0.79           0.67           0.55
       MDUR (yr)                             9.42            0.95          0.79           0.68           0.56
       First Prin Pay                        Sep03           Sep03         Sep03          Sep03          Sep03
       Last Prin Pay                         Mar19           May05         Feb05          Nov04          Aug04
       -------------------------------------------------------------------------------------------------------






       Class AV-2 (To Call)
       --------------------------------------------------------------------------------------------------------
          Margin                              0.380%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            38              38            38             38              38
       ========================================================================================================

        WAL (yr)                             23.15           4.18          3.18           2.40           1.82
        MDUR (yr)                            19.63           4.04          3.11           2.37           1.81
        First Prin Pay                       Mar19           May05         Feb05          Nov04          Aug04
        Last Prin Pay                        Aug31           Dec11         Mar10          Nov08          Sep07
        --------------------------------------------------------------------------------------------------------





       Class AV-2 (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Margin                              0.380%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            38              41            41             41              40
       ========================================================================================================
        WAL (yr)                             23.29           4.53          3.46           2.64           1.90
        MDUR (yr)                            19.72           4.35          3.36           2.58           1.89
        First Prin Pay                       Mar19           May05         Feb05          Nov04          Aug04
        Last Prin Pay                        Mar33           Jul20         Dec17          Jun15          Oct12
        --------------------------------------------------------------------------------------------------------




===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================




       Class MV-1 (To Call)
       --------------------------------------------------------------------------------------------------------
          Margin                              0.850%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            85              85            85             85              85
       ========================================================================================================

       WAL (yr)                               25.09          5.18          4.43           4.27           4.06
       MDUR (yr)                              19.85          4.92          4.25           4.11           3.93
       First Prin Pay                         Jun23          Oct06         Dec06          Mar07          Jul07
       Last Prin Pay                          Aug31          Dec11         Mar10          Nov08          Sep07







       Class MV-1 (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Margin                              0.850%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            85              88            87             87              93
       ========================================================================================================

         WAL (yr)                             25.27          5.56          4.72           4.51           5.02
         MDUR (yr)                            19.95          5.24          4.50           4.33           4.80
         First Prin Pay                       Jun23          Oct06         Dec06          Mar07          Jul07
         Last Prin Pay                        Jan33          Dec16         Mar14          Feb12          Jul10
         ------------------------------------------------------------------------------------------------------






       Class MV-2 (To Call)
       --------------------------------------------------------------------------------------------------------
          Margin                              1.650%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            165             165           165            165             165
       ========================================================================================================

       WAL (yr)                               25.09          5.15          4.30           3.90           3.79
       MDUR (yr)                              18.04          4.76          4.04           3.70           3.60
       First Prin Pay                         Jun23          Oct06         Nov06          Jan07          Mar07
       Last Prin Pay                          Aug31          Dec11         Mar10          Nov08          Sep07
       ---------------------------------------------------------------------------------------------------------






       Class MV-2 (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Margin                              1.650%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            165             165           168            168             167
       ========================================================================================================
       WAL (yr)                               25.25          5.42          4.50           4.06           3.91
       MDUR (yr)                              18.11          4.97          4.20           3.83           3.71
       First Prin Pay                         Jun23          Oct06         Nov06          Jan07          Mar07
       Last Prin Pay                          Oct32          Oct14         May12          Aug10          Jan09



===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================




       Class MV-3 (To Call)
       --------------------------------------------------------------------------------------------------------
          Margin                              2.000%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            200             200           200            200             200
       ========================================================================================================


       WAL (yr)                              25.09           5.15          4.27           3.81            3.61
       MDUR (yr)                             17.32           4.70          3.98           3.59            3.41
       First Prin Pay                        Jun23           Sep06         Oct06          Dec06           Jan07
       Last Prin Pay                         Aug31           Dec11         Mar10          Nov08           Sep07
       ---------------------------------------------------------------------------------------------------------






       Class MV-3 (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Margin                              2.000%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            200             203           202            202             202
       ========================================================================================================


        WAL (yr)                             25.23           5.32          4.39           3.91            3.68
        MDUR (yr)                            17.38           4.84          4.08           3.67            3.48
        First Prin Pay                       Jun23           Sep06         Oct06          Dec06           Jan07
        Last Prin Pay                        Jul32           Aug13         Jun11          Nov09           Jun08
        -------------------------------------------------------------------------------------------------------






       Class MV-4 (To Call)
       --------------------------------------------------------------------------------------------------------
          Margin                              2.500%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            250             250           250            250             250
       ========================================================================================================


       WAL (yr)                              25.09           5.13          4.24           3.76            3.52
       MDUR (yr)                             16.36           4.61          3.89           3.50            3.30
       First Prin Pay                        Jun23           Sep06         Oct06          Nov06           Dec06
       Last Prin Pay                         Aug31           Dec11         Mar10          Nov08           Sep07
       ---------------------------------------------------------------------------------------------------------





       Class MV-4 (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Margin                              2.500%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            250             252           251            251             251
       ========================================================================================================


      WAL (yr)                               25.20           5.21          4.29           3.80            3.55
      MDUR (yr)                              16.40           4.68          3.93           3.53            3.32
      First Prin Pay                         Jun23           Sep06         Oct06          Nov06           Dec06
      Last Prin Pay                          May32           Nov12         Oct10          May09           Jan08
      ----------------------------------------------------------------------------------------------------------



===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================




       Class MV-5 (To Call)
       --------------------------------------------------------------------------------------------------------
          Margin                              3.500%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            350             350           350            350             350
       ========================================================================================================


       WAL (yr)                               25.09          5.09          4.19           3.69           3.42
       MDUR (yr)                              14.65          4.44          3.75           3.36           3.14
       First Prin Pay                         Jun23          Sep06         Oct06          Oct06          Nov06
       Last Prin Pay                          Aug31          Dec11         Mar10          Nov08          Sep07
       --------------------------------------------------------------------------------------------------------





       Class MV-5 (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Margin                              3.500%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            350             350           350            350             350
       ========================================================================================================


       WAL (yr)                               25.16          5.09          4.19           3.69           3.42
       MDUR (yr)                              14.67          4.44          3.75           3.36           3.14
       First Prin Pay                         Jun23          Sep06         Oct06          Oct06          Nov06
       Last Prin Pay                          Feb32          Feb12         Apr10          Nov08          Sep07
       --------------------------------------------------------------------------------------------------------







       Class BV (To Call)
       --------------------------------------------------------------------------------------------------------
          Margin                              3.500%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            350             350           350            350             350
       ========================================================================================================


       WAL (yr)                               25.05          4.88          4.00           3.50           3.26
       MDUR (yr)                              14.64          4.29          3.61           3.21           3.01
       First Prin Pay                         Jun23          Sep06         Sep06          Oct06          Oct06
       Last Prin Pay                          Aug31          Apr11         Jul09          Apr08          Apr07
       --------------------------------------------------------------------------------------------------------






       Class BV  (To Maturity)
       --------------------------------------------------------------------------------------------------------
          Margin                              3.500%
       --------------------------------------------------------------------------------------------------------
       Percent of Pricing                       0%            80%           100%           120%           150%
       Prepayment Speed

       ========================================================================================================
       DM @ 100-00                            350             350           350            350             350
       ========================================================================================================


       WAL (yr)                               25.05          4.88          4.00           3.50           3.26
       MDUR (yr)                              14.64          4.29          3.61           3.21           3.01
       First Prin Pay                         Jun23          Sep06         Sep06          Oct06          Oct06
       Last Prin Pay                          Oct31          Apr11         Jul09          Apr08          Apr07





[Available Funds Schedules and Collateral Tables to Follow]



===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================




                                       Available Funds Rate Schedule(1)



             Available Funds             Available Funds                                  Available Funds      Available Funds
Period       Rate (%)                    Rate (%)                          Period         Rate (%)             Rate (%)
             (2)                         (3)                                              (2)                  (3)
1            8.002                       8.785                             47             6.928                11.561
2            7.471                       8.257                             48             6.709                11.180
3            7.233                       8.022                             49             6.713                11.178
4            7.477                       8.271                             50             6.941                11.529
5            7.239                       8.039                             51             6.721                11.149
6            7.243                       8.049                             52             6.949                11.497
7            7.729                       8.579                             53             6.729                11.119
8            7.236                       8.090                             54             6.733                11.104
9            7.482                       8.346                             55             7.202                11.867
10           7.245                       8.118                             56             6.742                11.101
11           7.491                       8.375                             57             6.970                11.461
12           7.255                       8.147                             58             6.750                11.084
13           7.260                       8.161                             59             6.979                11.429
14           7.507                       8.420                             60             6.758                11.053
15           7.271                       8.191                             61             6.770                11.043
16           7.519                       8.451                             62             7.008                11.400
17           7.283                       8.223                             63             6.795                11.038
18           7.289                       8.239                             64             7.034                11.395
19           8.064                       8.689                             65             6.820                11.034
20           7.134                       8.330                             66             6.833                11.033
21           6.907                       9.470                             67             7.581                12.184
22           6.590                       9.402                             68             6.861                11.032
23           6.853                       9.700                             69             7.104                11.390
24           6.668                       9.386                             70             6.890                11.033
25           6.686                       9.467                             71             7.135                11.392
26           6.922                       9.940                             72             6.920                11.036
27           6.712                       9.961                             73             6.936                11.038
28           6.950                      10.365                             74             7.184                11.399
29           6.740                      10.043                             75             6.969                11.045
30           6.754                      10.050                             76             7.218                11.406
31           7.477                      11.334                             77             7.003                11.053
32           6.767                      10.416                             78             7.021                11.059
33           6.995                      11.137                             79             7.793                12.215
34           6.785                      10.860
35           7.029                      11.227
36           6.819                      10.879
37           6.837                      10.977
38           6.891                      11.189
39           6.673                      11.130
40           6.899                      11.546
41           6.681                      11.166
42           6.685                      11.152
43           7.405                      12.362
44           6.693                      11.173
45           6.920                      11.590
46           6.701                      11.209


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 1.1000%, 6-Month LIBOR stays at 1.1300%, 1-Year CMT stays at 1.1600, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Cap Contract.
(3) Assumes that 1-Month, 6-Month LIBOR and 1-Year CMT instantaneously increase by 1000 basis points, the collateral is run at the
    Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Cap Contract.



===============================================================================
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials For
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================




                             Group 1: Fixed $83,084,793


    Summary of Loans in Statistic Calculation Pool
    (As of Calculation Date)                                                                Range

    Total Number of Loans                                             730

    Total Outstanding Loan Balance                            $83,084,793


    Average Loan Balance                                         $113,815           $1,625     to   $746,203

    WA Mortgage Rate                                               7.934%            5.125%    to   14.250%

    Net WAC                                                        7.417%            4.616%    to   13.741%

    WA Original Term (months)                                         275               60     to   360

    WA Remaining Term (months)                                        270               53     to   359

    WA LTV                                                         77.72%            11.11%    to   109.28%



   WA FICO                                                            614

   WA DTI%                                                         37.00%

   Percentage of Pool with Prepayment Penalties at Loan Orig       54.92%

   Percentage of Pool Secured by: 1st Liens                        95.10%

   Percentage of Pool Secured by: 2nd Liens                         4.90%





Top 5 States:        Top 5 Prop:       Doc Types:            Purpose Codes      Occ Codes         Grades            Orig PP Term
------------         ----------        -----------           -------------      ---------         ------            ------------

CA: 21.11%           SFR: 76.99%       FULL DOC: 72.31%      RFCO: 72.87%       OOC: 94.87%       A: 58.00%         0: 45.08%
NY: 17.21%           2 FAM: 8.26%      STATED: 20.72%        PURCH: 16.93%      NOO: 4.70%        A-: 20.01%        12: 7.23%
OH: 7.46%            PUD: 4.90%        NINA: 5.10%           REFI: 10.20%       2ND: 0.43%        B: 15.20%         24: 1.54%
NJ: 5.75%            TOWN HM: 2.59%    REDUCED: 1.88%                                             C: 5.65%          36: 43.37%

FL: 4.25%            CONDO: 2.51%                                                                 C-: 1.05%         60: 2.79%

                                                                                                  D: 0.09%




===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================




                               Group 1: Fixed $83,084,793

Loan Programs

                                                                                        % Of Aggregate
Loan Programs                    Number of Loans                 Principal Balance    Principal Balance
--------------------------------------------------------------------------------------------------------
FIXED 15YR                                   157                   $12,059,557               14.51
FIXED 20YR                                     3                      $656,753               0.79
FIXED 30YR                                   265                   $43,492,266               52.35
FIXED 15YR - 2ND                              18                      $488,098                0.59
FIXED 30YR - 2ND                               2                      $170,536                0.21
FIX30/7 BAL                                    1                      $318,382                0.38
FIX30/15 BAL                                 209                   $22,487,747               27.07
FIX30/15 BAL - 2ND                            74                    $3,384,062                4.07
FIX30/5 BAL - 2ND                              1                       $27,392                0.03
-------------------------------------------------------------------------------------------------------
                                             730                   $83,084,793              100.00




Principal Balances


Range of Principal                                                                             % Of Aggregate
Balances ($)                         Number of Loans                    Principal Balance    Principal Balance
-------------------------------------------------------------------------------------------------------------------
$ 0.01 to $25,000                             64                              $1,211,972           1.46
$ 25,000.01 to $50,000                       115                              $4,408,660           5.31
$ 50,000.01 to $75,000                       138                              $8,681,242          10.45
$ 75,000.01 to $100,000                      119                             $10,345,576          12.45
$100,000.01 to $150,000                      122                             $15,245,398          18.35
$150,000.01 to $200,000                       75                             $13,042,463          15.70
$200,000.01 to $250,000                       29                              $6,456,467           7.77
$250,000.01 to $300,000                       30                              $8,374,796          10.08
$300,000.01 to $350,000                       15                              $4,847,923           5.83
$350,000.01 to $400,000                        7                              $2,553,991           3.07
$400,000.01 to $450,000                        9                              $3,838,803           4.62
$450,000.01 to $500,000                        3                              $1,455,348           1.75
$550,000.01 to $600,000                        2                              $1,183,843           1.42
$650,000.01 to $700,000                        1                                $692,108           0.83
$700,000.01 to $750,000                        1                                $746,203           0.90
--------------------------------------------------------------------------------------------------------------------
                                             730                             $83,084,793          100.00



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================



                              Group 1: Fixed $83,084,793

Mortgage Rates


Range of Mortgage                                                                  % Of Aggregate
Rates (%)                             Number of Loans       Principal Balance    Principal Balance
-------------------------------------------------------------------------------------------------------

5.001 - 5.500                                  4                $   829,141           1.00
5.501 - 6.000                                  8                $ 2,019,380           2.43
6.001 - 6.500                                 30                $ 7,082,407           8.52
6.501 - 7.000                                 97                $12,629,381          15.20
7.001 - 7.500                                120                $14,862,079          17.89
7.501 - 8.000                                145                $17,536,760          21.11
8.001 - 8.500                                 60                $ 7,451,876           8.97
8.501 - 9.000                                 56                $ 6,572,318           7.91
9.001 - 9.500                                 30                $ 3,535,460           4.26
9.501 - 10.000                                44                $ 3,347,076           4.03
10.001 - 10.500                               22                $ 1,029,988           1.24
10.501 - 11.000                               39                $ 2,657,813           3.20
11.001 - 11.500                               21                $ 1,320,730           1.59
11.501 - 12.000                               22                $ 1,027,004           1.24
12.001 - 12.500                               16                $   663,068           0.80
12.501 - 13.000                                8                $   310,478           0.37
13.001 - 13.500                                3                $    53,463           0.06
13.501 - 14.000                                4                $    99,475           0.12
14.001 - 14.500                                1                $    56,897           0.07
-------------------------------------------------------------------------------------------------------
                                             730                $83,084,793          100.00






Months Remaining to Maturity


Months Remaining to                                                                       % Of Aggregate
Maturity                                   Number of Loans           Principal Balance    Principal Balance
------------------------------------------------------------------------------------------------------------
  1 - 120                                    2                         $345,774             0.42
121 - 180                                  458                       $38,419,464            46.24
181 - 300                                    5                          $735,807             0.89
301 - 360                                  265                       $43,583,748            52.46
------------------------------------------------------------------------------------------------------------
                                           730                       $83,084,793           100.00




===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                          Group 1: Fixed $83,084,793

Loan-to-Value Ratios (Includes CLTVs for 2nd Liens)


                                                  Principal    % of Aggregate
Range of LTVs(%)             Number of Loans       Balance    Principal Balance
------------------------------------------------------------------------------

50.00 or Less                        70          $5,167,180            6.22
50.01-55.00                          14          $1,323,318            1.59
55.01-60.00                          18          $1,824,177            2.20
60.01-65.00                          33          $3,170,024            3.82
65.01-70.00                          45          $6,491,077            7.81
70.01-75.00                          69          $8,310,144           10.00
75.01-80.00                         170         $23,888,680           28.75
80.01-85.00                          98         $11,208,294           13.49
85.01-90.00                         101         $12,372,847           14.89
90.01-95.00                          67          $7,208,428            8.68
95.01-100.00                         40          $1,952,793            2.35
100.01-105.00                         3             $88,319            0.11
105.01-110.00                         2             $79,513            0.10
------------------------------------------------------------------------------
                                    730         $83,084,793          100.00


Geographic Distribution

                                                 Principal     % Of Aggregate
State                     Number of Loans         Balance     Principal Balance
------------------------------------------------------------------------------

AL                                    1             $91,836            0.11
AZ                                   12          $1,229,522            1.48
AR                                    8            $684,445            0.82
CA                                  119         $17,540,986           21.11
CO                                   21          $2,752,932            3.31
CT                                    3            $252,662            0.30
DE                                    3            $282,259            0.34
DC                                    4          $1,062,944            1.28
FL                                   28          $3,532,684            4.25
GA                                    9            $552,856            0.67
ID                                    5            $302,573            0.36
IL                                   35          $2,834,160            3.41
IN                                   15          $1,183,542            1.42
IA                                   19          $1,319,980            1.59
KY                                   21          $1,349,769            1.62
LA                                    1             $84,757            0.10
MD                                   14          $1,279,928            1.54
MA                                    6            $989,062            1.19



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                          Group 1: Fixed $83,084,793

Geographic Distribution

                                                 Principal     % Of Aggregate
State                          Number of Loans    Balance    Principal Balance
------------------------------------------------------------------------------

MI                                    6         $   396,987            0.48
MN                                   25         $ 3,123,107            3.76
MS                                    2         $   141,576            0.17
MO                                   35         $ 2,364,821            2.85
MT                                    2         $   185,889            0.22
NE                                    7         $   384,307            0.46
NV                                    8         $   880,836            1.06
NJ                                   21         $ 4,779,378            5.75
NY                                   68         $14,296,606           17.21
NC                                   26         $ 2,060,541            2.48
ND                                    2         $   118,048            0.14
OH                                   75         $ 6,194,776            7.46
OK                                    6         $   213,793            0.26
OR                                   11         $ 1,214,672            1.46
PA                                   14         $ 1,478,992            1.78
SC                                   23         $ 1,843,672            2.22
SD                                    2         $   143,616            0.17
TN                                   18         $ 1,247,806            1.50
TX                                    3         $   226,324            0.27
UT                                    2         $   103,027            0.12
VT                                    1         $    20,793            0.03
VA                                    5         $   406,004            0.49
WA                                   18         $ 2,187,119            2.63
WV                                    5         $   258,187            0.31
WI                                   19         $ 1,411,975            1.70
WY                                    2         $    75,045            0.09
------------------------------------------------------------------------------
                                    730         $83,084,793          100.00



FICO Ranges

                                                 Principal    % Of Aggregate
FICO Range                      Number of Loans   Balance    Principal Balance
------------------------------------------------------------------------------

801 - 820                             1          $   19,358            0.02
781 - 800                             1          $   15,381            0.02
761 - 780                             3          $  303,002            0.36
741 - 760                             4          $1,099,801            1.32
721 - 740                             7          $1,265,587            1.52


===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                          Group 1: Fixed $83,084,793


FICO Ranges

                                                Principal      % Of Aggregate
FICO Range                 Number of Loans        Balance    Principal Balance
------------------------------------------------------------------------------

701 - 720                             9         $ 1,813,619           2.18
681 - 700                            16         $ 3,054,572           3.68
661 - 680                            26         $ 2,947,759           3.55
641 - 660                            66         $ 8,835,807          10.63
621 - 640                           119         $13,415,255          16.15
601 - 620                           166         $17,998,372          21.66
581 - 600                           119         $12,991,812          15.64
561 - 580                            86         $ 9,592,229          11.55
541 - 560                            59         $ 6,172,684           7.43
521 - 540                            37         $ 2,793,039           3.36
501 - 520                             8         $   655,912           0.79
500 or Less                           2         $    78,267           0.09
NOT SCORED                            1         $    32,335           0.04
------------------------------------------------------------------------------
                                    730         $83,084,793         100.00


Property Type

                                                  Principal   % Of Aggregate
Description                  Number of Loans       Balance   Principal Balance
------------------------------------------------------------------------------

SFR                                 601         $63,971,022           76.99
2 FAM                                35         $ 6,859,831            8.26
PUD                                  31         $ 4,073,912            4.90
TOWN HM                              15         $ 2,151,486            2.59
CONDO                                18         $ 2,086,950            2.51
3 FAM                                 5         $ 1,372,530            1.65
COOP                                 14         $ 1,319,289            1.59
HI CONDO                              2         $   555,595            0.67
MANUF                                 5         $   395,139            0.48
4 FAM                                 4         $   299,040            0.36
------------------------------------------------------------------------------
                                    730         $83,084,793          100.00



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                          Group 1: Fixed $83,084,793



Loan Purpose

                                                  Principal   % Of Aggregate
Description                   Number of Loans      Balance   Principal Balance
------------------------------------------------------------------------------

RFCO                                536         $60,541,580           72.87
PURCH                               125         $14,066,436           16.93
REFI                                 69         $ 8,476,777           10.20
------------------------------------------------------------------------------
                                    730         $83,084,793          100.00




Occupancy

                                                 Principal     % Of Aggregate
Occupancy Type                Number of Loans     Balance     Principal Balance
------------------------------------------------------------------------------

OOC                                 700         $78,822,996           94.87
NOO                                  25         $ 3,905,547            4.70
2ND HM                                5         $   356,250            0.43
------------------------------------------------------------------------------
                                    730        $83,084,793           100.00




Document Type

                                                 Principal     % Of Aggregate
Document Type                Number of Loans      Balance     Principal Balance
------------------------------------------------------------------------------

FULL DOC                            593         $60,077,980           72.31
STATED                               85         $17,211,523           20.72
NINA                                 24         $ 4,234,979            5.10
REDUCED                              28         $ 1,560,310            1.88
------------------------------------------------------------------------------
                                    730         $83,084,793          100.00



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                     Group 2: ARM and Fixed $247,812,103


Summary of Loans in Statistic Calculation Pool                                  Range
(As of Calculation Date)                                                        -----

Total Number of Loans                                          1,634
Total Outstanding Loan Balance                          $247,812,103
Average Loan Balance                                        $151,660    $10,780  to   $1,097,536
WA Mortgage Rate                                              7.849%     5.125%  to   14.000%
Net WAC                                                       7.338%     4.616%  to   13.491%
ARM Characteristics
    WA Gross Margin                                           5.499%     3.790%  to   9.750%
    WA Months to First Roll                                       20          1  to   54
    WA First Periodic Cap                                     2.917%     1.000%  to   5.000%
    WA Subsequent Periodic Cap                                1.083%     1.000%  to   3.000%
    WA Lifetime Cap                                          13.879%     8.800%  to   18.875%
    WA Lifetime Floor                                         5.508%     3.790%  to   9.750%
WA Original Term (months)                                        340        180  to   360
WA Remaining Term (months)                                       335        130  to   360
WA LTV                                                        77.43%      8.33%  to   140.00%

WA FICO                                                          601
WA DTI%                                                       39.61%
Percentage of Pool with Prepayment Penalties at Loan
   Orig                                                       65.03%
Percentage of Pool Secured by: 1st Liens                      97.60%
Percentage of Pool Secured by: 2nd Liens                       2.40%




Top 5 States:   Top 5 Prop:     Doc Types:           Purpose Codes     Occ Codes    Grades         Orig PP Term
-------------   -----------     ----------           -------------     ---------    ------         ------------

CA: 32.70%      SFR: 78.83%     FULL DOC: 70.39%     RFCO: 66.99%      OOC: 97.09%  A: 48.12%      0: 34.97%

NY: 9.67%       PUD: 9.57%      STATED: 25.17%       PURCH: 22.87%     NOO: 2.34%   A-: 23.23%     12: 8.80%

FL: 3.97%       CONDO: 4.09%    NINA: 3.55%          REFI: 10.14%      2ND: 0.57%   B: 16.80%      24: 32.61%

OH: 3.64%       2 FAM: 3.63%    REDUCED: 0.90%                                      C: 8.97%       36: 22.30%

IL: 3.54%       TOWN HM: 1.40%                                                      C-: 2.85%      60: 1.32%

                                                                                    D: 0.03%


===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A
===============================================================================
                     Group 2: ARM and Fixed $247,812,103

Loan Programs


                                                 Principal     % Of Aggregate
Description                  Number of Loans      Balance     Principal Balance
------------------------------------------------------------------------------

6MO LIBOR                                1          $100,904              0.04
1YR CMT                                  9          $930,365              0.38
2/1 CMT                                 13        $1,745,931              0.70
2/28 LIBOR                             719      $127,326,859             51.38
2/28 LIBOR - CC                        238       $40,785,721             16.46
3/1 CMT                                 54        $9,449,855              3.81
3/27 LIBOR                              35        $5,275,569              2.13
5/1 CMT                                  2          $244,097              0.10
FIXED 15YR                              98        $7,356,971              2.97
FIXED 20YR                               5          $772,143              0.31
FIXED 30YR                             182       $33,371,913             13.47
FIXED 15YR - 2ND                        12          $513,437              0.21
FIXED 30YR - 2ND                         5          $274,937              0.11
FIX30/15 BAL                           135       $14,494,860              5.85
FIX30/15 BAL - 2ND                     126        $5,168,542              2.09
------------------------------------------------------------------------------
                                     1,634      $247,812,103            100.00



Principal Balances


Range of Principal                                Principal     % Of Aggregate
Balances ($)                 Number of Loans      Balance     Principal Balance
------------------------------------------------------------------------------

$ 0.01 to $25,000                       38          $741,946              0.30
$ 25,000.01 to $50,000                 194        $7,448,147              3.01
$ 50,000.01 to $75,000                 190       $11,954,076              4.82
$ 75,000.01 to $100,000                216       $18,926,706              7.64
$100,000.01 to $150,000                370       $45,904,239             18.52
$150,000.01 to $200,000                224       $38,660,119             15.60
$200,000.01 to $250,000                150       $33,327,691             13.45
$250,000.01 to $300,000                 93       $25,591,699             10.33
$300,000.01 to $350,000                 60       $19,521,844              7.88
$350,000.01 to $400,000                 35       $13,194,789              5.32
$400,000.01 to $450,000                 21        $8,930,146              3.60
$450,000.01 to $500,000                 26       $12,448,354              5.02
$500,000.01 to $550,000                  5        $2,655,615              1.07
$550,000.01 to $600,000                  3        $1,716,461              0.69
$600,000.01 to $650,000                  2        $1,247,053              0.50
$650,000.01 to $700,000                  3        $2,034,244              0.82
$750,000.01 to $800,000                  2        $1,529,549              0.62
$850,000.01 to $900,000                  1          $881,890              0.36


===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                     Group 2: ARM and Fixed $247,812,103

Principal Balances


Range of Principal                               Principal     % Of Aggregate
Balances ($)                Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------
> $1,000,000                             1        $1,097,536             0.44
------------------------------------------------------------------------------
                                     1,634      $247,812,103           100.00



Mortgage Rates


Range of Mortgage                               Principal     % Of Aggregate
Rates (%)                   Number of Loans      Balance     Principal Balance
------------------------------------------------------------------------------
5.001 - 5.500                            5          $561,932             0.23
5.501 - 6.000                           29        $5,876,019             2.37
6.001 - 6.500                           89       $16,170,194             6.53
6.501 - 7.000                          221       $40,702,326            16.42
7.001 - 7.500                          296       $51,749,027            20.88
7.501 - 8.000                          310       $51,097,714            20.62
8.001 - 8.500                          200       $31,110,501            12.55
8.501 - 9.000                          154       $21,116,299             8.52
9.001 - 9.500                           57        $7,494,799             3.02
9.501 - 10.000                          67        $9,007,547             3.63
10.001 - 10.500                         47        $4,103,758             1.66
10.501 - 11.000                         49        $3,020,772             1.22
11.001 - 11.500                         31        $2,033,805             0.82
11.501 - 12.000                         28        $1,650,673             0.67
12.001 - 12.500                         29        $1,016,171             0.41
12.501 - 13.000                         15          $823,724             0.33
13.001 - 13.500                          4          $145,700             0.06
13.501 - 14.000                          3          $131,143             0.05
------------------------------------------------------------------------------
                                     1,634      $247,812,103           100.00



Months Remaining to Maturity

Months Remaining to                              Principal     % Of Aggregate
Maturity                    Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

121 - 180                              371       $27,533,810            11.11
181 - 300                                5          $772,143             0.31
301 - 360                            1,258      $219,506,150            88.58
------------------------------------------------------------------------------
                                     1,634      $247,812,103           100.00


===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

-===============================================================================
                     Group 2: ARM and Fixed $247,812,103


Loan-to-Value Ratios (Includes CLTVs for 2nd Liens)

                                                 Principal     % Of Aggregate
Range of LTVs(%)            Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

50.00 or Less                           85        $8,183,539              3.30
50.01-55.00                             34        $5,105,478              2.06
55.01-60.00                             43        $8,354,758              3.37
60.01-65.00                             68       $11,512,406              4.65
65.01-70.00                            111       $20,899,192              8.43
70.01-75.00                            187       $31,467,986             12.70
75.01-80.00                            508       $88,357,207             35.65
80.01-85.00                            158       $22,585,633              9.11
85.01-90.00                            231       $31,980,442             12.91
90.01-95.00                            139       $16,410,875              6.62
95.01-100.00                            61        $2,534,332              1.02
100.01-105.00                            6          $295,171              0.12
105.01-110.00                            1           $45,563              0.02
110.01-115.00                            1           $39,701              0.02
135.01-140.00                            1           $39,821              0.02
------------------------------------------------------------------------------
                                     1,634      $247,812,103            100.00



Geographic Distribution

                                                 Principal     % Of Aggregate
State                       Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------
AL                                       2          $263,871              0.11
AK                                       3          $355,455              0.14
AZ                                      23        $3,121,999              1.26
AR                                      10          $609,665              0.25
CA                                     388       $81,041,168             32.70
CO                                      40        $6,740,851              2.72
CT                                      20        $4,380,049              1.77
DE                                      10        $1,416,773              0.57
DC                                      18        $3,552,672              1.43
FL                                      66        $9,828,718              3.97
GA                                      26        $3,397,226              1.37
HI                                       1          $190,993              0.08
ID                                       8          $792,733              0.32
IL                                      77        $8,768,089              3.54
IN                                      21        $1,890,714              0.76
IA                                      31        $3,119,570              1.26
KS                                       8          $732,893              0.30


===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                     Group 2: ARM and Fixed $247,812,103

Geographic Distribution


                                                 Principal     % Of Aggregate
State                       Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

KY                                      28        $2,428,445              0.98
LA                                       5          $974,794              0.39
ME                                       3          $341,483              0.14
MD                                      46        $7,539,008              3.04
MA                                      16        $3,449,819              1.39
MI                                      33        $3,044,841              1.23
MN                                      51        $7,170,311              2.89
MS                                       3          $279,966              0.11
MO                                      84        $7,582,610              3.06
MT                                       7          $608,710              0.25
NE                                      15        $1,079,195              0.44
NV                                      10        $1,489,018              0.60
NH                                       8        $1,356,671              0.55
NJ                                      47        $8,348,228              3.37
NM                                       2          $242,462              0.10
NY                                     126       $23,955,666              9.67
NC                                      37        $4,193,589              1.69
ND                                       2          $182,836              0.07
OH                                      91        $9,032,293              3.64
OK                                       4          $314,022              0.13
OR                                      11        $1,866,610              0.75
PA                                      34        $4,446,012              1.79
RI                                       4          $590,760              0.24
SC                                      34        $4,239,819              1.71
SD                                       1           $74,028              0.03
TN                                      28        $3,390,051              1.37
TX                                      41        $4,853,314              1.96
UT                                      10          $956,988              0.39
VT                                       7          $571,557              0.23
VA                                      30        $4,885,370              1.97
WA                                      25        $4,139,539              1.67
WV                                       4          $307,669              0.12
WI                                      32        $3,381,118              1.36
WY                                       3          $291,862              0.12
------------------------------------------------------------------------------
                                     1,634      $247,812,103            100.00



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                     Group 2: ARM and Fixed $247,812,103


FICO Ranges

                                                 Principal     % Of Aggregate
FICO Range                  Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

781 - 800                                2          $542,199              0.22
761 - 780                                5          $591,575              0.24
741 - 760                                7        $1,449,000              0.58
721 - 740                               12        $1,787,441              0.72
701 - 720                               22        $3,058,349              1.23
681 - 700                               25        $6,175,792              2.49
661 - 680                               47        $6,989,368              2.82
641 - 660                               92       $14,302,829              5.77
621 - 640                              214       $28,005,302             11.30
601 - 620                              398       $63,022,445             25.43
581 - 600                              291       $47,218,635             19.05
561 - 580                              213       $29,789,650             12.02
541 - 560                              170       $24,622,902              9.94
521 - 540                              100       $14,867,173              6.00
501 - 520                               36        $5,389,442              2.17
------------------------------------------------------------------------------
                                     1,634      $247,812,103            100.00



Property Type

                                                 Principal     % Of Aggregate
Description                 Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

SFR                                  1,290      $195,348,667             78.83
PUD                                    129       $23,711,580              9.57
CONDO                                   81       $10,127,155              4.09
2 FAM                                   56        $8,985,431              3.63
TOWN HM                                 25        $3,479,455              1.40
COOP                                    25        $2,203,870              0.89
4 FAM                                   10        $1,564,273              0.63
3 FAM                                    4        $1,207,043              0.49
HI CONDO                                 6          $603,271              0.24
MANUF                                    8          $581,359              0.23
------------------------------------------------------------------------------
                                     1,634      $247,812,103            100.00



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                     Group 2: ARM and Fixed $247,812,103

Loan Purpose

                                                 Principal     % Of Aggregate
Description                 Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

RFCO                                  1,073     $166,008,182             66.99
PURCH                                   394      $56,664,425             22.87
REFI                                    167      $25,139,497             10.14
------------------------------------------------------------------------------
                                      1,634     $247,812,103            100.00



Occupancy

                                                 Principal     % Of Aggregate
Occupancy Type              Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

OOC                                  1,580      $240,600,274             97.09
NOO                                     46        $5,798,692              2.34
2ND HM                                   8        $1,413,138              0.57
-------------------------------------------------------------------------------
                                     1,634      $247,812,103            100.00



Document Type

                                                  Principal     % Of Aggregate
Document Type               Number of Loans        Balance     Principal Balance
-------------------------------------------------------------------------------

FULL DOC                             1,229      $174,432,383             70.39
STATED                                 314       $62,707,485             25.30
NINA                                    46        $8,793,087              3.55
REDUCED                                 45        $1,879,147              0.76
-------------------------------------------------------------------------------
                                     1,634      $247,812,103            100.00



Gross Margin
(Excludes 563 Fixed Rate Mortgages)

Range of Gross                                    Principal     % Of Aggregate
Margins (%)                 Number of Loans        Balance     Principal Balance
-------------------------------------------------------------------------------

3.001 - 4.000                           15        $2,108,898              1.13
4.001 - 5.000                          402       $80,673,553             43.41
5.001 - 6.000                          403       $67,092,057             36.10
6.001 - 7.000                          148       $21,980,546             11.83
7.001 - 8.000                           82       $11,777,440              6.34
8.001 - 9.000                           17        $1,805,783              0.97




===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                     Group 2: ARM and Fixed $247,812,103


Gross Margin
(Excludes 563 Fixed Rate Mortgages)

Range of Gross                                   Principal     % Of Aggregate
Margins (%)                 Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

9.001 - 10.000                           4          $421,023              0.23
------------------------------------------------------------------------------
                                     1,071      $185,859,300            100.00




Next Rate Adjustment Date
(Excludes 563 Fixed Rate Mortgages)

Next Rate Adjustment                             Principal     % Of Aggregate
Date                        Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

08/03                                    5          $490,138              0.26
09/03                                    2          $658,161              0.35
10/03                                    3          $321,084              0.17
11/03                                    2          $170,117              0.09
12/03                                    1          $137,584              0.07
01/04                                    2          $148,842              0.08
02/04                                    1          $149,358              0.08
03/04                                    2          $319,892              0.17
06/04                                    6          $562,841              0.30
07/04                                    5          $360,311              0.19
08/04                                    3          $471,636              0.25
09/04                                   11        $1,255,103              0.68
10/04                                   13        $2,044,882              1.10
11/04                                   32        $6,004,716              3.23
12/04                                   51        $7,422,057              3.99
01/05                                   77       $12,264,316              6.60
02/05                                  123       $19,882,540             10.70
03/05                                  116       $16,668,722              8.97
04/05                                  144       $27,306,184             14.69
05/05                                  157       $30,981,538             16.67
06/05                                  140       $27,346,902             14.71
07/05                                   87       $16,042,415              8.63
08/05                                    1          $225,500              0.12
10/05                                    1           $94,391              0.05
11/05                                    5        $1,186,535              0.64
12/05                                    5          $963,521              0.52
01/06                                    6        $1,289,692              0.69
02/06                                   19        $2,621,724              1.41
03/06                                    5          $644,001              0.35
04/06                                    9        $2,056,590              1.11
05/06                                   21        $3,243,414              1.75



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                     Group 2: ARM and Fixed $247,812,103


Next Rate Adjustment Date
(Excludes 563 Fixed Rate Mortgages)

Next Rate Adjustment                             Principal     % Of Aggregate
Date                        Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

06/06                                   11        $1,368,816              0.74
07/06                                    4          $937,626              0.50
02/08                                    1          $218,151              0.12
------------------------------------------------------------------------------
                                     1,071      $185,859,300            100.00


Range of Months to Roll
(Excludes 563 Fixed Rate Mortgages)


                                                 Principal     % Of Aggregate
Month Number Range          Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

0 - 6                                   12        $1,731,644              0.93
7 - 12                                  20        $2,058,320              1.11
13 - 18                                305       $48,533,996             26.11
19 - 24                                646      $118,805,324             63.92
25 - 31                                 42        $6,905,418              3.72
32 - 37                                 45        $7,606,447              4.09
50 - 55                                  1          $218,151              0.12
------------------------------------------------------------------------------
                                     1,071      $185,859,300            100.00


Lifetime Rate Cap
(Excludes 563 Fixed Rate Mortgages)

Range of Lifetime                                Principal     % Of Aggregate
Rate Caps (%)               Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

8.001 - 9.000                            1          $105,732              0.06
10.501 - 11.000                          1          $181,657              0.10
11.001 - 11.500                          1           $55,492              0.03
11.501 - 12.000                         20        $3,900,931              2.10
12.001 - 12.500                         60        $9,366,809              5.04
12.501 - 13.000                        145       $28,743,603             15.47
13.001 - 13.500                        200       $37,808,254             20.34
13.501 - 14.000                        210       $37,630,973             20.25
14.001 - 14.500                        155       $27,101,052             14.58
14.501 - 15.000                        119       $18,548,106              9.98
15.001 - 15.500                         56        $7,954,883              4.28
15.501 - 16.000                         50        $7,799,968              4.20
16.001 - 16.500                         21        $2,932,702              1.58



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                     Group 2: ARM and Fixed $247,812,103


Lifetime Rate Cap
(Excludes 563 Fixed Rate Mortgages)

Range of Lifetime                                Principal     % Of Aggregate
Rate Caps (%)               Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

16.501 - 17.000                         14        $2,001,622              1.08
17.001 - 17.500                          8          $860,589              0.46
17.501 - 18.000                          5          $451,582              0.24
18.001 - 18.500                          1           $32,169              0.02
18.501 - 19.000                          4          $383,177              0.21
------------------------------------------------------------------------------
                                     1,071      $185,859,300            100.00



Initial Periodic Rate Cap
(Excludes 563 Fixed Rate Mortgages)

Initial Periodic Rate                            Principal     % Of Aggregate
Cap (%)                     Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

1.000                                   23        $2,799,450              1.51
1.500                                   26        $4,400,839              2.37
2.000                                   33        $3,634,263              1.96
3.000                                  988      $174,806,597             94.05
5.000                                    1          $218,151              0.12
------------------------------------------------------------------------------
                                     1,071      $185,859,300            100.00




Subsequent Periodic Rate Cap
(Excludes 563 Fixed Rate Mortgages)

Subsequent Periodic                              Principal     % Of Aggregate
Rate Cap (%)                Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

1.000                                  960      $167,241,060             89.98
1.500                                   41        $7,813,480              4.20
2.000                                   65       $10,104,756              5.44
3.000                                    5          $700,004              0.38
------------------------------------------------------------------------------
                                     1,071      $185,859,300            100.00



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                CSC                                Computational Materials for
 Countrywide Securities Corporation     Home Equity Mortgage Loan Asset-Backed
A Countrywide Capital Markets Company                Trust, Series SPMD 2003-A

===============================================================================
                     Group 2: ARM and Fixed $247,812,103


Lifetime Rate Floor
(Excludes 563 Fixed Rate Mortgages)

Range of Lifetime Rate                           Principal     % Of Aggregate
Floors (%)                  Number of Loans       Balance     Principal Balance
------------------------------------------------------------------------------

5.000 or Less                          417       $82,782,451             44.54
5.001 - 6.000                          398       $66,347,686             35.70
6.001 - 7.000                          146       $22,050,759             11.86
7.001 - 8.000                           85       $12,074,540              6.50
8.001 - 9.000                           20        $2,123,127              1.14
9.001 - 10.000                           5          $480,736              0.26
------------------------------------------------------------------------------
                                     1,071      $185,859,300            100.00



===============================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.